UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): April 12, 2011

                          SYNERGY RESOURCES CORPORATION
                   -----------------------------------------
             (Exact name of registrant as specified in its charter)

          Colorado                      None                   20-2835920
 ----------------------------   --------------------       -------------------
 (State or other jurisdiction   (Commission File No.)      (IRS Employer
  of incorporation)                                         Identification No.)

                                20203 Highway 60
                           Platteville, Colorado 80651
                    -----------------------------------------
          (Address of principal executive offices, including Zip Code)


Registrant's telephone number, including area code:    (970) 737-1073
                                                       --------------

                                       N/A
                    ----------------------------------------
          (Former name or former address if changed since last report)


Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 2.02.  Results of Operation and Financial Condition

     On April 12, 2011 the Company issued a press release, filed as Exhibit 99.1, pertaining to its operating results for the three months ended February 28, 2011.

Item 8.01   Other Events

     On April 12, 2011 the Company posted the Power Point Presentation, filed as
Exhibit 99.2, on its website.

Item 9.01.  Financial Statements and Exhibits

     (d) Exhibits

Number         Description
------         -----------

99.1  Press Release
99.2  Power Point Presentation

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  April 12, 2011

                                             SYNERGY RESOURCES CORPORATION


                                             By: /s/ Frank L. Jennings
                                                ----------------------------
                                                Frank L. Jennings, Principal
                                                Financial Officer